Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Dividend All Cap Value Fund

Supplement dated October 20, 2023 to the Prospectus and Statement of Additional Information, each dated March 1, 2023

The following information supplements and supersedes any information to the contrary relating to AMG River Road Dividend All Cap Value Fund (the “Fund”), a series of AMG Funds IV, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of December 31, 2023 (the “Effective Date”), Henry W. Sanders, III, CFA will no longer serve as a portfolio manager of the Fund and Thomas S. Forsha, CFA and Andrew R. McIntosh, CFA will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, as of the Effective Date, all references to and information relating to Mr. Sanders in the Prospectus and SAI are deleted and all references to the portfolio managers of the Fund shall refer to Messrs. Forsha and McIntosh.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE